Exhibit 99. Information concerning the Loans as of the Cut-Off Date:

      As of the Cut-Off Date, the Loans consisted of 6,989 Loans with an aggregate Principal Balance of $250,000,566. As of the Cut-Off Date, the Loans bear interest at fixed Loan Rates, which range from 6.00% per annum to 18.99% per annum and have a weighted average Loan Rate of approximately 13.49% per annum. As of the Cut-Off Date, the Principal Balances of the Loans range from $1,009 to $106,366 and average approximately $35,771. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 233 months and the weighted average number of months that have elapsed since origination was approximately 6 months. As of the Cut-Off Date, 6,788 of the Loans (representing approximately 97.68% of the Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans was approximately 117.96%, with the highest Combined Loan-to-Value Ratio being 158.00%. As of the Cut-Off Date, all of the Loans have original stated maturities of not more than 30 years. As of the Cut-Off Date, no Loan was scheduled to mature later than May 2028.

      As of the Cut-Off Date, all of the Loans were secured by Mortgaged Properties or Manufactured Homes located in 48 states and the District of Columbia. As of the Cut-Off Date, 6,989 of the Loans were secured by Mortgaged Properties or Manufactured homes represented by the related borrowers to be owner-occupied. As of the Cut-Off Date, 5 Loans, representing approximately 0.07% of the Principal Balance, provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Loans. As of the Cut-Off Date, 27 Loans, representing approximately 0.31% of the Principal Balance, are secured by liens on Manufactured homes.

      As of the Cut-Off Date, 94 of the Loans, representing approximately 1.13% of the Principal Balance, were 30 days or more past due. As of the Cut-Off Date, the weighted average Credit Score for the Loans as determined at origination was approximately 686. See "Underwriting Criteria" in the Prospectus Supplement.

      The following tables are based on certain characteristics with respect to the Loans that comprise the Principal Balance as of the Cut-Off Date. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                                   TRANSFERORS

                                                       AGGREGATE       % OF
                                           NUMBER      PRINCIPAL     PRINCIPAL
TRANSFEROR                                OF LOANS      BALANCE       BALANCE
----------                                --------     ---------     ---------

Empire Funding Corp..................       6,087    $217,894,596      87.16%
United Lending Group.................         492      17,311,427       6.92
ContiMortgage Corporation............         410      14,794,544       5.92
                                            -----    ------------     ------
     Total ..........................       6,989    $250,000,566     100.00%
                                            =====    ============     ======

                               PRINCIPAL BALANCES

                                                       AGGREGATE       % OF
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF PRINCIPAL BALANCES               OF LOANS      BALANCE       BALANCE
---------------------------               --------     ---------     ---------

$10,000 or less .....................          37    $    342,854         0.14%
$10,000.01 to $20,000 ...............         801      13,501,811         5.40
$20,000.01 to $30,000 ...............       2,078      52,921,607        21.17
$30,000.01 to $40,000 ...............       2,024      70,434,485        28.17
$40,000.01 to $50,000 ...............       1,024      46,356,607        18.54
$50,000.01 to $60,000 ...............         404      22,301,340         8.92
$60,000.01 to $70,000 ...............         331      21,530,973         8.61
$70,000.01 to $80,000 ...............         220      16,333,251         6.53
$80,000.01 or greater ...............          70       6,277,639         2.51
                                            -----    ------------       ------

   Total ............................       6,989    $250,000,566       100.00%
                                            =====    ============       ======

As of the Cut-Off Date, the average Principal Balance of the Loans was approximately $35,771.

                        GEOGRAPHIC DISTRIBUTION OF LOANS

                                                       AGGREGATE       % OF
                                          NUMBER OF    PRINCIPAL     PRINCIPAL
STATE                                       LOANS       BALANCE       BALANCE
-----                                     ---------    ---------     ---------

California............................       654   $ 25,140,327         10.06%
Illinois..............................       485     19,059,096          7.62
Maryland..............................       449     17,948,328          7.18
Pennsylvania..........................       464     16,387,186          6.55
Florida...............................       478     16,253,279          6.50
Indiana...............................       389     12,966,465          5.19
North Carolina........................       315     11,187,581          4.48
Ohio..................................       315      9,665,425          3.87
Missouri..............................       283      9,273,741          3.71
Georgia...............................       255      9,023,693          3.61
Colorado..............................       231      8,752,250          3.50
Arizona...............................       231      7,324,890          2.93
Michigan..............................       206      7,226,786          2.89
South Carolina........................       173      6,078,637          2.43
Wisconsin.............................       168      5,996,170          2.40
Washington............................       140      5,550,500          2.22
Virginia..............................       152      5,068,013          2.03
Kentucky..............................       149      5,065,235          2.03
Kansas................................       143      4,706,386          1.88
Oklahoma..............................       137      4,656,502          1.86
Nevada................................       119      4,382,412          1.75
Utah..................................       126      4,367,315          1.75
New Jersey............................        95      3,589,673          1.44
Minnesota.............................        83      3,139,543          1.26
Louisiana.............................        82      2,773,651          1.11
Nebraska..............................        71      2,605,684          1.04
Iowa..................................        71      2,536,971          1.01
New Mexico............................        60      2,448,667          0.98
Oregon................................        53      2,102,874          0.84
Tennessee.............................        63      1,905,360          0.76
New York..............................        48      1,905,330          0.76
Idaho.................................        50      1,716,837          0.69
Connecticut...........................        42      1,668,344          0.67
Massachusetts.........................        22      1,034,070          0.41
Texas.................................        28        801,653          0.32
Hawaii................................        14        652,170          0.26
Mississippi...........................        21        635,967          0.25
Delaware..............................        21        625,584          0.25
West Virginia.........................        20        590,834          0.24
New Hampshire.........................        13        586,066          0.23
Rhode Island..........................        13        533,782          0.21
Maine.................................        14        511,368          0.20
Montana...............................         8        311,055          0.12
South Dakota..........................         6        283,842          0.11
Alaska................................         6        281,723          0.11
Arkansas..............................        10        281,400          0.11
Wyoming...............................         6        204,213          0.08
North Dakota..........................         5        135,487          0.05
District of Columbia..................         2         58,201          0.02
                                           -----   ------------        ------
   Total.............................      6,989   $250,000,566        100.00%
                                           =====   ============        ======

                                   LOAN RATES

                                                       AGGREGATE     % OF
                                           NUMBER      PRINCIPAL   PRINCIPAL
RANGE OF LOAN RATES                       OF LOANS      BALANCE     BALANCE
-------------------                       --------     ---------   ---------

7.000% and less......................         1    $     34,307        0.01%
8.501%  - 9.000%.....................         6         130,805        0.05
9.001%  - 9.500%.....................         7         245,500        0.10
9.501%  -  10.000%...................         6         146,631        0.06
10.001%  - 10.500%...................        41       1,294,307        0.52
10.501%  - 11.000%...................       150       6,225,281        2.49
11.001%  - 11.500%...................       379      16,261,982        6.50
11.501%  - 12.000%...................       670      27,723,800       11.09
12.001%  - 12.500%...................       349      14,070,401        5.63
12.501%  - 13.000%...................     1,460      54,663,761       21.87
13.001%  - 13.500%...................       758      28,759,474       11.50
13.501%  - 14.000%...................       588      21,431,216        8.57
14.001%  - 14.500%...................       393      12,405,293        4.96
14.501%  - 15.000%...................       931      31,182,295       12.47
15.001%  - 15.500%...................       228       6,845,460        2.74
15.501%  - 16.000%...................       458      13,426,799        5.37
16.001%  - 16.500%...................       337       9,221,770        3.69
16.501%  - 17.000%...................       127       3,450,605        1.38
17.001%  - 17.500%...................        55       1,255,754        0.50
17.501%  - 18.000%...................        32         904,395        0.36
18.001%  - 18.500%...................         6         128,098        0.05
18.501%  - 19.000%...................         7         192,631        0.08
                                          -----    ------------      ------

   Total.............................     6,989    $250,000,566      100.00%
                                          =====    ============      ======

As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 13.49% per annum.


                                  LIEN PRIORITY

                                                       AGGREGATE       % OF
                                           NUMBER      PRINCIPAL     PRINCIPAL
LIEN PRIORITY                             OF LOANS      BALANCE       BALANCE
-------------                             --------     ---------     ---------

First Lien...........................          58     $  2,158,279       0.86%
Second Lien..........................       6,931      247,842,287      99.14
                                            -----     ------------     ------

   Total.............................       6,989     $250,000,566     100.00%
                                            =====     ============     =======

                          COMBINED LOAN-TO-VALUE RATIOS

                                                       AGGREGATE       % OF
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF COMBINED LOAN-TO-VALUE RATIOS    OF LOANS      BALANCE       BALANCE
--------------------------------------    --------     ---------     ---------

Up to 100.00%........................         201    $  5,795,800        2.32%
100.01% to 105.00%...................         359      10,859,593        4.34
105.01% to 110.00%...................         741      23,686,408        9.47
110.01% to 115.00%...................       1,124      37,879,899       15.15
115.01% to 120.00%...................       1,370      49,575,363       19.83
120.01% to 125.00%...................       3,149     120,597,611       48.24
125.01% or greater...................          45       1,605,892        0.64
                                            -----    ------------      ------

   Total ............................       6,989    $250,000,566      100.00%
                                            =====    ============      ======

As of the Cut-Off Date, the weighted average Combined Loan-To-Value Ratio of the Loans was approximately 117.96%.


                            MONTHS SINCE ORIGINATION

                                                       AGGREGATE       % OF
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF LOAN AGE (IN MONTHS)             OF LOANS      BALANCE       BALANCE
-----------------------------             --------     ---------     ---------

  Less than 1 .......................       1,055   $ 37,334,919        14.93%
  1 to 3 ............................       1,175     44,870,128        17.95
  4 to 6 ............................       2,254     83,392,965        33.36
  7 to 9 ............................       1,100     40,093,282        16.04
  10 or greater .....................       1,405     44,309,272        17.72
                                            -----   ------------       ------

   Total ............................       6,989   $250,000,566       100.00%
                                            =====   =============      ======

As of the Cut-Off Date, the weighted average number of months since origination of the Loans was approximately 6 months.

                           REMAINING TERMS TO MATURITY

                                                       AGGREGATE       % OF
RANGE OF REMAINING TERMS TO                NUMBER      PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                      OF LOANS      BALANCE       BALANCE
---------------------------               --------     ---------     ---------

31 to 60 .............................         13    $    278,030        0.11%
61 to 90 .............................         16         313,378        0.13
91 to 120 ............................        507      14,388,317        5.76
121 to 150 ...........................         27         689,455        0.28
151 to 180 ...........................      2,452      79,937,319       31.97
181 to 210 ...........................          9         307,211        0.12
211 to 240 ...........................      1,274      46,942,535       18.78
241 to 270 ...........................          3         119,329        0.05
271 to 300 ...........................      2,685     106,806,860       42.72
301 or greater .......................          3         218,134        0.09
                                            -----    ------------      ------

    Total ............................      6,989    $250,000,566      100.00%
                                            =====    ============      ======

As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 233 months.


                           ORIGINAL TERMS TO MATURITY

                                                       AGGREGATE       % OF
RANGE OF ORIGINAL TERMS TO                 NUMBER      PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                      OF LOANS      BALANCE       BALANCE
--------------------------                --------     ---------     ---------

31 to 60.............................         10   $    207,257         0.08%
61 to 90.............................         13        298,099         0.12
91 to 120............................        508     14,336,588         5.73
121 to 150 ..........................         29        733,504         0.29
151 to 180 ..........................      2,449     79,897,521        31.96
181 to 210 ..........................          9        246,147         0.10
211 to 240 ..........................      1,280     47,137,128        18.85
241 to 270 ..........................          1         30,745         0.01
271 to 300 ..........................      2,687    106,895,444        42.76
301 or greater.......................          3        218,134         0.09
                                           -----   ------------       ------

   Total.............................      6,989   $250,000,566       100.00%
                                           =====   ============       ======

As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 239 months.

                                  CREDIT SCORES

                                                       AGGREGATE       % OF
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF CREDIT SCORES                    OF LOANS      BALANCE       BALANCE
----------------------                    --------     ---------     ---------

619 or less...........................        137    $  4,112,112      1.64%
620 to 639............................        623      17,321,743      6.93
640 to 659............................      1,184      35,547,472     14.22
660 to 679............................      1,268      45,065,959     18.03
680 to 699............................      1,543      62,043,912     24.82
700 to 719............................      1,113      43,353,488     17.34
720 or greater........................      1,121      42,555,879     17.02
                                            -----    ------------    ------

   Total..............................      6,989    $250,000,566    100.00%
                                            =====    ============    ======

As of the Cut-Off Date, the weighted average Credit Score as determined at origination of the Loans was approximately 686.


                              DEBT-TO-INCOME RATIO

                                                       AGGREGATE       % OF
                                           NUMBER      PRINCIPAL     PRINCIPAL
RANGE OF DEBT TO INCOME RATIOS            OF LOANS      BALANCE       BALANCE
------------------------------            --------     ---------     ----------

20.00 or less.........................        100    $  3,103,104      1.24%
20.01 to 25.00........................        302       9,430,178      3.77
25.01 to 30.00........................        670      22,201,707      8.88
30.01 to 35.00........................      1,520      52,334,466     20.93
35.01 to 40.00........................      2,295      80,960,405     32.38
40.01 to 45.00........................      1,805      71,633,899     28.65
45.01 to 50.00%.......................        273       9,357,684      3.74
50.01% or greater.....................         24         979,124      0.39
                                            -----    ------------    ------

   Total..............................      6,989    $250,000,566    100.00%
                                            =====    ============    ======

As of the Cut-Off Date, the weighted average Debt-to-Income Ratio as calculated at origination of the Loans was approximately 37.90%.